UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2013

Venaxis, Inc.

(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 South Perry Street Castle Rock, Colorado	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of shareholders of Venaxis, Inc. (the “Company”) for 2013 was held on June 11, 2013 (the “Annual Meeting”).  At the Annual Meeting, the shareholders approved an amendment (the “Amendment”) to the Amended and Restated 2002 Stock Incentive Plan, as amended (the “Plan”) to increase the number of shares of Common Stock reserved under the Plan from 1,487,205 to 1,912,205.  A copy of the Amendment is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company filed Articles of Amendment to its Articles of Incorporation, as amended, on June 13, 2013 (the “Articles of Amendment”).  The Articles of Amendment were filed to amend the Articles of Incorporation to increase the total number of shares of Common Stock the Company is authorized to issue from 30,000,000 to 60,000,000.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the total number of shares represented in person or by proxy was 7,503,844 of the 9,954,380 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 29, 2013.  The following matters were voted upon at the Annual Meeting:

1.           Election of Directors.  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Shareholders in 2014 or until their successors are elected and qualified.  The votes cast were as follows:

Director Nominee	For	Vote Withheld

Stephen T. Lundy	1,910,782	344,608
Gail S. Schoettler	1,911,016	344,374
Susan A. Evans	1,934,485	320,905
Daryl J. Faulkner	1,824,454	430,936
John H. Landon	1,947,883	307,507
David E. Welch	1,947,772	307,618
Stephen A. Williams	1,971,123	284,267

2.           Approval of Amendment to Articles of Incorporation.  The shareholders voted to amend the Company’s Articles of Incorporation to increase number of authorized shares from 30,000,000 to 60,000,000.  The shareholder vote was as follows:

4,888,546 votes	FOR the resolution
2,612,992 votes	AGAINST the resolution
2,306 votes	ABSTAIN

3.           Approval of Amendment to 2002 Stock Incentive Plan.  The shareholders voted to amend the Plan to increase the number of shares of Common Stock reserved under the Plan by 425,000 shares from 1,487,205 to 1,912,205 shares.  The shareholder vote was as follows:

1,763,931 votes	FOR the resolution
490,065 votes	AGAINST the resolution
1,394 votes	ABSTAIN

4.           Say on Pay.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2012, as described in accordance with Regulation S-K, Item 402.  The shareholder vote was as follows:

1,776,611 votes	FOR the resolution
447,390 votes	AGAINST the resolution
31,389 votes	ABSTAIN

5.           Frequency of Say-on-Pay Vote.  The shareholders voted, on an advisory basis, for future annual say-on-pay votes.  The shareholder vote was as follows:

1,665,395 votes	For ONE YEAR
96,374 votes	For TWO YEARS
474,600 votes	For THREE YEARS
19,021 votes	ABSTAIN

The Board had recommended to shareholders that they approve annual say-on-pay votes, and a majority of votes were cast in favor of future annual say-on-pay votes.  Therefore, the Board of Directors of the Company has determined to hold future advisory say-on-pay votes on an annual basis until the next say-on-frequency vote is presented to shareholders.

6.           Ratification of Independent Public Accountant.  The shareholders ratified the appointment of GHP Horwath, P.C. as the Company's independent registered public accounting firm for the financial statements audit for the fiscal year ending December 31, 2013.  The shareholder vote was as follows:

6,989,160 votes	FOR the resolution
453,592 votes	AGAINST the resolution
61,092 votes	ABSTAIN

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

3.1	Articles of Amendment to the Articles of Incorporation, as amended, of Venaxis, Inc., dated and filed June 13, 2013.

10.1	Amendment to Amended and Restated 2002 Stock Incentive Plan, as amended, of Venaxis, Inc., effective June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Venaxis, Inc. (Registrant)
June 13, 2013	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer